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==============================  ADMISSION CARD  ================================


                             Triad Hospitals, Inc.
                        Special Meeting of Stockholders
                        [______], 2001 - [______] X.m.


                Please bring this card to the Special Meeting.
      It will expedite your admittance when presented upon your arrival.



                  [__________Name of Meeting Site__________]
                      [_____Address of Meeting Site_____
                   [___City, State Zip Code of Meeting Site]
================================================================================

                      .   Please fold and detach here   .





      .   Please fold and detach card at perforation before mailing.    .
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Proxy                        Triad Hospitals, Inc.                         Proxy
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The Board of Directors recommends a vote FOR Items 1 through 3.  Please mark
                                         ---
vote in box in the following manner [X] using dark Ink only. This proxy will be voted in accordance with specifications made. If no choices are indicated, this proxy will be voted For Items 1 through 3.
                    ---

1. AUTHORIZATION AND ADOPTION of the Agreement and Plan of Merger, dated as of October 18, 2000, by and between Quorum Health Group, Inc., a Delaware corporation, and Triad Hospitals, Inc., a Delaware corporation (the "Company"), and the merger thereunder, including the issuance of shares of common stock of the Company, par value $.01 per share, in connection with the merger.

          [_] FOR            [_] AGAINST            [_] ABSTAIN


2. APPROVAL of an amendment to the Company's certificate of incorporation to increase the number of authorized shares of common stock.

          [_] FOR            [_] AGAINST            [_] ABSTAIN

3. APPROVAL of the Triad 1999 Long-Term Incentive Plan, as amended.

          [_] FOR            [_] AGAINST            [_] ABSTAIN

[_]  Mark here if you plan to attend the Special Meeting.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
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                                        ----------------------------------------
                                                   Vote by Telephone
                                        ----------------------------------------
                                        Have your proxy card available when you
                                        call the Toll-Free number 1-800-250-9081
                                        using a touch-tone telephone. You will
                                        be prompted to enter your Control
                                        Number. Please follow the simple prompts
                                        that will be presented to you to record
                                        your vote.
                                        ----------------------------------------
                                                   Vote by Internet
                                        ----------------------------------------
                                        Have your proxy card available when you
                                        access the website
                                        http://www.votefast.com. You will be
                                        prompted to enter your Control Number.
                                        Please follow the simple prompts that
                                        will be presented to you to record your
                                        vote.
                                        ----------------------------------------
                                                   Vote by Mail
                                        ----------------------------------------
                                        Please mark, sign and date your proxy
                                        card and return it in the postage-paid
                                        envelope provided or return it to: Stock
                                        Transfer Dept (TRIH) National City Bank,
                                        P.O. Box 92301 Cleveland OH 44193-0900.


----------------------------  ------------------------    ----------------------
    Vote by Telephone            Vote by Internet                Vote by Mail
  Call Toll-Free using a       Access the Website and          Return your proxy
  touch-tone telephone:          cast your vote:             in the Postage-Paid
    1-800-250-9081             http://www.votefast.com         envelope provided
----------------------------  ------------------------    ----------------------
                  Vote 24 hours a day, 7 days a week!
    Your telephone or Internet vote must be received by 11:59 p.m. eastern daylight time on [______], 2001 in order to be counted in the final tabulation.
  If you vote by telephone or internet, please do not send your proxy by mail.


     ======================================================================

          Your Control Number is:

     ======================================================================

     Please sign and date this proxy where indicated below before mailing.
      .   Please fold and detach card at perforation before mailing.   .
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Proxy                        Triad Hospitals, Inc.                         Proxy
--------------------------------------------------------------------------------
          Proxy for Special Meeting of Stockholders on [______], 2001
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Donald P. Fay and Burke W. Whitman proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the other, to represent and to vote all shares of stock of Triad Hospitals, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of Triad Hospitals, Inc. to be held at the [__________________] on [_________], 2001 at [______], local time, and any adjournments or postponements thereof, as indicated on the proposals described in the Joint Proxy Statement, and all other matters properly coming before the Special Meeting of Stockholders of Triad Hospitals, Inc., or any adjournment or postponement thereof. This proxy revokes all prior proxies given by the undersigned.

                                                  ______________________________
                                                  Signature(s)

                                                  ______________________________
                                                  Signature(s)

                                                  Date: ___________________,2001

                                                  Please sign exactly as your
                                                  name or names appear hereon.
                                                  For joint accounts, both
                                                  owners should sign. When
                                                  signing as executor,
                                                  administrator, attorney,
                                                  trustee or guardian, etc.,
                                                  please give your full title.